                                                                 EXHIBIT 10.41.6

                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                             MASTER LEASE AGREEMENT

            THIS FIFTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT ("Fifth Amendment") is dated effective as of December 4, 2003 (the "Fifth Amendment Effective Date") by and among HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI" and a "Landlord"), HCRI INDIANA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Indiana ("HCRI-IN" and a "Landlord"), HCRI NORTH CAROLINA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Delaware ("HCRI-NC" and a "Landlord"), HCRI TENNESSEE PROPERTIES, INC., a corporation organized under the laws of the State of Delaware ("HCRI-TN" and a "Landlord"), HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas ("HCRI-TX" and a "Landlord"), and HCRI WISCONSIN PROPERTIES, LLC, a limited liability company organized under the laws of the State of Wisconsin ("HCRI-WI" and a "Landlord"), each Landlord having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and ALTERRA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 10000 Innovation Drive, Milwaukee, Wisconsin 53226.

                                R E C I T A L S

            A. Landlord and Tenant entered into an Amended and Restated Master Lease Agreement dated effective as of July 1, 2001 ("Master Lease"), as amended pursuant to a certain First Amendment to Amended and Restated Master Lease Agreement dated as of July 16, 2001 ("First Amendment"), as further amended pursuant to a certain Second Amendment to Amended and Restated Master Lease Agreement dated as of December 21, 2001 ("Second Amendment"), as further amended pursuant to a certain Third Amendment to Amended and Restated Master Lease Agreement dated as of March 19, 2002 ("Third Amendment") and as further amended pursuant to a certain Fourth Amendment to Amended and Restated Master Lease Agreement dated as of December 27, 2002 ("Fourth Amendment") (the Master Lease together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment hereinafter referred to as "Lease").

            B. Landlord and Tenant desire to further amend the Lease to modify certain provisions thereof and as otherwise set forth herein.

            NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

            1. Capitalized Terms. Any capitalized terms not defined in this Fifth Amendment shall have the meaning set forth in the Lease.

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            2. Liability Insurance. Section 4.2 of the Lease is hereby amended by the addition of paragraph (e) as follows:

                  (e) Landlord acknowledges that due to insurance market
            conditions, Tenant has secured insurance coverage for the general liability and professional liability insurance through a self-funding insurance program ("Captive Program") under which Tenant originally deposited funds equal to $2,000,000, which deposited funds have increased to $5,000,000 (the "Insurance Deposit"), with United SPC. Tenant represents that [i] the Insurance Deposit is now, and shall during the Term of this Lease be, solely owned by Tenant; and [ii] at the commencement of an insurance period or at least once every 12 months, the Insurance Deposit shall have a minimum balance of readily available funds of $5,000,000. Notwithstanding the terms and conditions set forth in Section 4.2, Landlord hereby [i] waives any prior default or Event of Default as a result of Tenant's failure to previously comply with the insurance requirements of Section 4.2 of the Lease as a result of the Captive Program, including without limitation, the amount of coverage, the ratings requirement and the policy's operation on a "claims made" rather than "occurrence" basis; and [ii] consents to Tenant maintaining general liability and professional insurance through the Captive Program, which Captive Program may operate on a "claims made" rather than "occurrence" basis and may not comply with the ratings requirements of the Lease, provided Tenant [a] agrees to continue to review the availability of insurance in an attempt to find coverage which will comply with Section 4.2 (excluding Section 4.2(e)) and shall comply with Section 4.2 (excluding Section 4.2(e)) as and when such insurance coverage becomes generally available to operators of assisted living facilities owned by institutional landlords and similar to the Facilities at commercially reasonable rates; [b] certifies to Landlord every 90 days the amount of the Insurance Deposit; [c] shall not modify (in any manner materially adverse to Landlord) or terminate the Captive Program without Landlord's prior written consent; [d] names Landlord as the equivalent of an additional insured under the Captive Program; and [e] does not grant a securing interest in the Captive Program to any other entity, other than any other Captive Program certificate holder. Tenant shall otherwise comply with all applicable Legal Requirements regarding general liability and professional liability insurance and shall maintain traditional liability insurance (as opposed to the self-funding program) if so required by applicable law.

                                      - 2 -

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            3. Portfolio Coverage Ratio. Section 15.7.2 of the Lease is hereby deleted in its entirety and substituted with the following:

            Tenant shall maintain for each fiscal quarter for the year set forth below a Portfolio Coverage Ratio of not less than the following:

                   0.80 to 1.00 for 2004
                   1.00 to 1.00 for 2005
                   1.20 to 1.00 for 2006 and thereafter.

            4. Net Worth Requirement Upon Merger. Section 15.7.3 of the Lease is hereby deleted in its entirety and substituted with the following:

               15.7.3 Net Worth. If Tenant is seeking to effect a merger, consolidation or other structural change in Tenant as permitted by the parenthetical phrase in clause [i] of Section 18.1, then, in addition to all other requirements set forth herein regarding a merger consolidation or other structural changes in Tenant, immediately following such merger, consolidation or other structural change, Tenant shall have a Net Worth of $50,000,000. As used herein, "Net Worth" means consolidated stockholder's equity as determined in accordance with GAAP.

            5. Most Favored Lessor Provisions. Section 15.9 the Lease is hereby deleted in its entirety and Landlord hereby waives any prior default or Event of Default as a result of Tenant's failure to comply with any financial covenant deemed to be included in Section 15.9 pursuant to the terms thereof.

            6. Consent to Amended Plan Transactions. Landlord hereby consents to the transactions contemplated by the Second Amended Plan of Reorganization of Alterra Healthcare Corporation dated September 15, 2003, as subsequently amended (the "Plan Transactions") and agrees that such Plan Transactions, as effected, do not and shall not constitute defaults or Events of Default under the Lease.

            7. Affirmation. Except as specifically modified by this Fifth Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

            8. Binding Effect. This Fifth Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

            9. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

            10. Counterparts. This Fifth Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

            11. Subtenant. Manlius Clare Bridge Operator, Inc. is signing this Fifth Amendment for the sole purpose of consenting to the terms and conditions set forth herein.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Fifth Amendment as of the date first set forth above.

Signed and acknowledged in the presence of:   HEALTH CARE REIT, INC.

Signature /s/ Rita J. Regge                   By: /s/ Erin C. Ibele
          ---------------------------------      ------------------------------
Print Name Rita J. Regge                                VP & Corp. Secretary
           --------------------------------   Title:---------------------------


Signature /s/ Kathleen A. Sullivan
          ---------------------------------
Print Name Kathleen A. Sullivan
           --------------------------------


Signed and acknowledged in the presence of:   HCRI INDIANA PROPERTIES, LLC

                                              By: Health Care REIT, Inc.
                                                  Member

Signature /s/ Rita J. Regge                    By: /s/ Erin C. Ibele
          ---------------------------------       ------------------------------
Print Name Rita J. Regge                       Title: VP & Corp. Secretary
                                                      --------------------------

Signature /s/ Kathleen A. Sullivan
          ---------------------------------

Print Name Kathleen A. Sullivan
           --------------------------------


Signed and acknowledged in the presence of:   HCRI NORTH CAROLINA PROPERTIES,
                                              LLC

                                              By: Health Care REIT, Inc.
                                                  Member

Signature /s/ Rita J. Regge                       By: /s/ Erin C. Ibele
          ---------------------------------           --------------------------
Print Name Rita J. Regge                          Title: VP & Corp. Secretary
           --------------------------------              -----------------------

Signature /s/ Kathleen A. Sullivan
          ---------------------------------

Print Name Kathleen A. Sullivan
           --------------------------------


Signed and acknowledged in the presence of:   HCRI TENNESSEE PROPERTIES, INC.

Signature /s/ Rita J. Regge                       By: /s/ Erin C. Ibele
          ---------------------------------           --------------------------
Print Name Rita J. Regge                          Title: VP & Corp. Secretary
           --------------------------------              -----------------------

Signature /s/ Kathleen A. Sullivan
          ---------------------------------

Print Name Kathleen A. Sullivan
           --------------------------------

Signed and acknowledged in the presence of:   HCRI TEXAS PROPERTIES, LTD.

                                              By: Health Care REIT, Inc.
                                                  General Partner

Signature /s/ Rita J. Rogge                   By: /s/ Erin C. Ibele
          ________________________________        _____________________________
Print Name Rita J. Rogge
           ________________________________     Title: VP & Corp. Secretary
                                                       ________________________

Signature /s/ Kathleen A. Sullivan
          ________________________________
Print Name Kathleen A. Sullivan
           ________________________________

Signed and acknowledged in the presence of:   HCRI WISCONSIN PROPERTIES, LLC

                                              By: Health Care REIT, Inc.
                                                  Member

Signature /s/ Rita J. Rogge                   By: /s/ Erin C. Ibele
          ________________________________        ______________________________
Print Name Rita J. Rogge
           ________________________________
                                                 Title: VP & Corp. Secretary
                                                        ________________________
Signature /s/ Kathleen A. Sullivan
          ________________________________
Print Name Kathleen A. Sullivan
           ________________________________

Signed and acknowledged in the presence of:   ALTERRA HEALTHCARE CORPORATION

Signature /s/ Amy Hickman                     By: /s/ Kristin A. Ferge
          ________________________________        ______________________________
Print Name Amy Hickman
           ________________________________
                                                 Title: VP
                                                        ________________________
Signature /s/ Jeff Jensen
          __________________________________
Print Name Jeff Jensen
           _________________________________   Tax I.D. No.: 39-1771281
                                                             ___________________

Signed and acknowledged in the presence of:   MANLIUS CLARE BRIDGE OPERATOR,
                                              INC.

Signature /s/ Mary J. Quinat                  By: /s/ Colleen Endsley
          __________________________________      ______________________________
Print Name Mary J. Quinat
           _________________________________
                                                 Title: President
                                                        ________________________
Signature /s/ Amy Hickman
          __________________________________
Print Name Amy Hickman                          Tax I.D. No.: 16-1564848
           _________________________________                  __________________

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 3 day of December, 2003 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

                                              /s/ Rita J. Rogge
                                              __________________________________
                                              Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                       _____________________

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 3 day of December, 2003 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Indiana Properties, LLC, a limited liability company organized under the laws of the State of Indiana on behalf of the limited liability company.

                                              /s/ Rita J. Rogge
                                              __________________________________
                                              Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                      _____________________
STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 3 day of December, 2003 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI North Carolina Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

                                              /s/ Rita J. Rogge
                                              __________________________________
                                              Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                      _____________________
                                      S-3

STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 3 day of December, 2003 by Erin C. Ibele, the VP & Corp. Secretary of HCRI Tennessee Properties, Inc., a corporation organized under the laws of the State of Delaware on behalf of the corporation.

                                              /s/ Rita J. Rogge
                                              __________________________________
                                              Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                      _____________________
STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 3 day of December, 2003 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited liability partnership organized under the laws of the State of Texas on behalf of the limited partnership.

                                              /s/ Rita J. Rogge
                                              __________________________________
                                              Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                      _____________________
STATE OF OHIO                  )
                               ) SS:
COUNTY OF LUCAS                )

            The foregoing instrument was acknowledged before me this 3 day of December, 2003 by Erin C. Ibele, the VP & Corp. Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Wisconsin Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

                                              /s/ Rita J. Rogge
                                              __________________________________
                                              Notary Public

My Commission Expires: 8/26/05                                            [SEAL]
                      _____________________
                                      S-4

STATE OF Wisconsin        )
         _______________
                          ) SS:
COUNTY OF Milwaukee       )
          _______________

            The foregoing instrument was acknowledged before me this 3 day of December, 2003 by Kristin A. Ferge, the VP of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation.

                                              /s/ JC Hansen
                                              __________________________________
                                              Notary Public

My Commission Expires: 5/21/06                                            [SEAL]
                      _____________________
STATE OF Wisconsin        )
         ________________
                          ) SS:
COUNTY OF Milwaukee       )
          _______________

            The foregoing instrument was acknowledged before me this 2 day of December, 2003 by Colleen Endsley, the President of Manlius Clare Bridge Operator, Inc., a New York corporation, on behalf of the corporation.

                                              /s/ JC Hansen
                                              __________________________________
                                              Notary Public

My Commission Expires: 5/21/06                                            [SEAL]
                      _______________
THIS INSTRUMENT PREPARED BY:

OKSANA M. LUDD, ESQ.
SHUMAKER, LOOP & KENDRICK, LLP
1000 JACKSON
TOLEDO, OHIO 43624

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